UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 4, 2003


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                 1-13754                    04-3263626
    (State or other jurisdic-   (Commission File Number)     (I.R.S. Employer
     tion of incorporation)                                 Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
               (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

(a.)     Not applicable.

(b.)     Not applicable.

(c.)     Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1 Press Release, dated December 4, 2003, announcing the implementation of a guaranteed minimum death benefit hedging program for the Company's in-force variable annuity policies and announcing the approval for a $25 million dividend from its lead life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company.




Item 9.  Regulation FD Disclosure.


     On December 4, 2003, Allmerica Financial Corporation issued a press release announcing the implementation of a hedging program for its in-force variable annuity policies with guaranteed minimum death benefit features. The Company also announced that its lead life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company, will pay a dividend of $25 million to the Company. The press release is furnished as Exhibit 99.1 hereto.







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





SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Allmerica Financial Corporation
                                                 -------------------------------
                                                 Registrant


                                                 By: /s/ Edward J. Parry III
                                                 ---------------------------
                                                 Edward J. Parry, III
                                                 Chief Financial Officer,
                                                 Executive Vice President and
                                                 Principal Accounting Officer







Date: December 4, 2003



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



Exhibit Index

Exhibit 99.1 Press Release, dated December 4, 2003, announcing the implementation of a guaranteed minimum death benefit hedging program for the Company's in-force variable annuity policies and announcing the approval for a $25 million dividend from its lead life insurance subsidiary, Allmerica Financial Life Insurance and Annuity Company.


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